Income Taxes	12 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE I - INCOME TAXES

Federal income taxes on earnings differs from that computed at the statutory corporate tax rate for the years ended June 30, 2021 and 2020, as follows:

(in thousands)	2021	2020
Income taxes at the statutory rate	$456	$(2,579)
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(19)	(16)
State income taxes	(83)	--
Deferred tax liability adjustment, net, resulting from Kentucky tax legislation	--	14
Goodwill impairment	--	2,848
Other	(2)	(3)
	$352	$264

The composition of the Company’s net deferred tax liability at June 30 is as follows:

(in thousands)	2021	2020
Taxes (payable) refundable on temporary differences at estimated corporate tax rate:
Deferred tax assets:
General loan loss allowance	$405	$371
Accrued expenses	102	164
Fair value accounting adjustments on acquisition	199	199
Nonaccrued interest on loans	109	118
Other real estate owned adjustments	3	17
Depreciation	42	37
Charitable contributions	--	12
State net operating loss carryforward	227	--
Total deferred tax assets	1,087	918

Deferred tax liabilities:
Federal Home Loan Bank stock dividends	(981)	(981)
Deferred loan origination costs	(30)	(33)
Loan servicing rights	(37)	(24)
Accrual to cash adjustment	(106)	(170)
Fair value accounting adjustments on acquisition	(547)	(547)
Total deferred tax liabilities	(1,701)	(1,755)
Net deferred tax liability	$(614)	$(837)

The Company recorded a deferred tax asset for the state net operating loss carryforward. The losses are expected to be utilized when the Company begins filing a combined Kentucky income tax return with the Banks in 2021. The loss carryforward is $5,747 and expires beginning 2023.

Prior to 1997, the Banks were allowed a special bad debt deduction, generally limited to 8% of otherwise taxable income, and subject to certain limitations based on aggregate loans and deposit account balances at the end of the year. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in excess of accumulated earnings and profits, such distributions will be subject to federal income taxes at the then current corporate income tax rate. Retained earnings at June 30, 2021, include approximately $5.2 million for which federal income taxes have not been provided. The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction was approximately $1.3 million at June 30, 2021.